Goodwill and Intangible Assets	12 Months Ended
Dec. 31, 2016
Goodwill and Intangible Assets Disclosure [Abstract]
Goodwill and Intangible Assets
Goodwill and Intangible Assets
The following sets forth the intangible assets by major asset class as of December 31, 2016 and 2015:

		2016		2015
(in thousands)	Weighted Average Life (in years)	Gross Carrying Amount	Accumulated Amortization	Gross Carrying Amount	Accumulated Amortization
Amortized Intangible Assets:
Patent and license rights	10.61	$373,609	$(233,406)	$338,175	$(205,880)
Developed technology	10.64	708,825	(469,312)	693,294	(409,374)
Customer base, trademarks, and non-compete agreements	10.71	422,797	(245,354)	432,036	(211,830)
	10.65	$1,505,231	$(948,072)	$1,463,505	$(827,084)
Unamortized Intangible Assets:
Goodwill		$1,925,518		$1,875,698

The changes in intangible assets for the years ended December 31, 2016 and 2015 are as follows:

(in thousands)	Intangibles	Goodwill
BALANCE AT DECEMBER 31, 2014	$726,914	$1,887,963
Additions	45,575	—
Purchase adjustments	(8,200)	1,656
Acquisitions	31,412	37,084
Amortization	(131,953)	—
Impairment losses	(205)	—
Foreign currency translation adjustments	(27,122)	(51,005)
BALANCE AT DECEMBER 31, 2015	$636,421	$1,875,698
Additions	70,937	76,807
Purchase adjustments	(321)	316
Acquisitions	23,700	—
Amortization	(137,949)	—
Disposals	(29)	(2,650)
Impairment losses	(21,423)	—
Foreign currency translation adjustments	(14,177)	(24,653)
BALANCE AT DECEMBER 31, 2016	$557,159	$1,925,518

Amortization expense on intangible assets totaled approximately $137.9 million, $132.0 million and $132.9 million, respectively, for the years ended December 31, 2016, 2015 and 2014.
In 2016, we recorded an intangible asset abandonment charge of $21.4 million related to the discontinuation of existing technologies in connection with the restructuring discussed more fully in Note 6. Of this abandonment charge, $10.3 million is included in cost of sales and $11.1 million is included in research and development in the accompanying consolidated statements of income.
Cash paid for purchases of intangible assets during the years ended December 31, 2016 and 2015 totaled $19.4 million and $19.7 million of which $3.9 million and $6.4 million, respectively, were not yet in service and are included in other long-term assets in the consolidated balance sheet. Intangible asset additions of $70.9 million includes $15.5 million of cash paid during the year ended December 31, 2016, together with $7.1 million of additions which were previously recorded as prepayments and $48.4 million of additions which were accrued as of December 31, 2016. Of the accrued additions, $46.3 million relate to licenses for which fixed payments are expected to occur through the end of the license term in 2024.
The changes in the carrying amount of goodwill during the years ended December 31, 2016 and 2015 resulted primarily from changes in foreign currency translation together with acquired goodwill from the 2016 acquisition of Exiqon and adjustments made in connection with 2015 purchase price allocation for the acquisition of MO BIO Laboratories Inc. discussed in Note 5. Additionally, $2.6 million of goodwill was disposed of in connection with the transfer of the research and development activities of our instrumentation business as part of the restructuring program discussed in Note 6. Accumulated goodwill impairment totaled $1.6 million as of December 31, 2016 and 2015.
Amortization of intangibles for the next five years is expected to be approximately:

(in thousands)	Amortization
Years ended December 31:
2017	$128,561
2018	$106,175
2019	$84,389
2020	$59,125
2021	$50,845